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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): MARCH 9, 1998

                                  NORTEK, INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                       1-6112                     05-10314991
(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
     of Incorporation)                                            I.D. Number)

50 KENNEDY PLAZA, PROVIDENCE, RHODE ISLAND                        02903-2360
(Address of Principal Executive Offices)                          (Zip Code)

                                 (401) 751-1600
                Registrant's Telephone Number including area code
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  Exhibit 2 Stock Purchase and Sale Agreement dated March 9, 1998 between Williams Y&N Holdings, Inc. and NTK Sub, Inc., including a list briefly identifying the contents of the exhibits, attachments and disclosure schedule to the Stock Purchase and Sale Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Amendment No. 1 to its Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NORTEK, INC.

March 18, 1998                               By:      /s/ Kevin W. Donnelly
----------------                                      --------------------------
Date                                         Name:    Kevin W. Donnelly
                                             Title:   Vice President and
                                                      General Counsel


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